UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2007
CANARGO ENERGY CORPORATION

( Exact name of registrant as specified in its charter )

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles		GY1 3RR

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

EX-10.7
EX-10.8
EX-99.1
EX-99.2

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section- Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On July 25, 2005, CanArgo Energy Corporation (“CanArgo”) entered into a Note Purchase Agreement with certain purchasers (the “Senior NPA”) in respect of the private placement of US$25 million in aggregate principal amount of Senior Secured Notes due July 25, 2009 (the “Senior Secured Notes”). On March 3, 2006, CanArgo entered into a Note and Warrant Purchase Agreement with certain purchasers (the “Subordinated NPA”) in respect of the private placement of US$13 million in aggregate principal amount of Senior Subordinated Convertible Guaranteed Notes due September 1, 2009 (the “Subordinated Notes”) and on June 28, 2006, CanArgo entered into a Note and Warrant Purchase Agreement with Persistency, a company incorporated in the Cayman Islands, (the “12%NPA”) in respect of the private placement of US$10 million in aggregate principal amount of a 12% Subordinated Convertible Guaranteed Note due September 1, 2009 (the “12% Note” and together with the Senior Secured Notes and the Subordinated Notes, the “Notes”).
On June 5, 2007, CanArgo entered into two conversion agreements pursuant to which, subject to satisfaction of certain conditions, it agreed to convert an aggregate of US$10 million of the entire outstanding principal amount of the Senior Secured Notes and US$5 million of the entire outstanding principal amount of the Subordinated Notes into an aggregate of 6 million ordinary shares of US$0.10 each in the capital of Tethys Petroleum Limited (“TPL”), an indirect subsidiary of CanArgo (the “CanArgo Conversion”).
Consent and Conversion Agreement On June 5, 2007, CanArgo, CanArgo Limited and the holders of the Senior Notes (the “Senior Noteholders”) entered into a conditional consent and conversion agreement (the “Consent and Conversion Agreement”). The Consent and Conversion Agreement is conditional upon the requisite consents to the CanArgo Conversion being obtained from the holders of the Notes and upon the 6 million ordinary shares of US$0.10 each in the capital of TPL (the “Tethys Stock”) being released from the Tethys Share Pledge (as defined below). Both conditions were satisfied on June 5, 2007 and pursuant to the terms of the Consent and Conversion Agreement the conversion shall take place 5 business days from such date. Under the terms of the Consent and Conversion Agreement, certain of the Senior Noteholders agreed to convert an aggregate of $10 million of the entire outstanding principal amount of the Senior Secured Notes into 4 million shares of Tethys Stock at a price of US$2.50 per share to be satisfied by the transfer by CanArgo Limited of such shares to the converting Senior Noteholders.
In consideration for the conversion of certain of the Senior Secured Notes, on completion of the CanArgo Conversion the converting Senior Noteholders shall be issued with warrants to purchase up to an aggregate of 11,111,111 shares of CanArgo common stock par value US$0.10, at an exercise price of US$0.90 per share (subject to adjustment)(the “Senior Compensatory Warrants”). The Senior Compensatory Warrants are to be issued in a transaction intended to qualify for an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. The Senior Compensatory Warrants are to be exercisable in whole or in part at any time during the period (the “Exercise Period”) commencing on the next business day following completion of the CanArgo Conversion and terminating at close of business on July 25, 2009 or shall be exercised on such sooner date at the election of CanArgo and upon at least 30 days prior written notice to the Registered Holder (as defined therein) in the event that: (i) the Manavi M12 well indicates by way of an independent engineering report, sustainable production, if developed, in excess of 7,500 barrels of oil per day or (ii) all the warrants originally issued under the Subordinated NPA are exercised by the holders thereof and the average closing price for the CanArgo common stock on the American Stock Exchange or, if the CanArgo common stock is not then listed for trading on the American Stock Exchange then the Oslo Stock Exchange is above US$2.00 (or its equivalent in NOK, and in any case adjusted for stock dividends, stock split, its reverse split, recapitalization or reorganization) for a period of five consecutive trading days. The Exercise Period may also be extended by the CanArgo Board of Directors.
The Consent and Conversion Agreement, the Senior Compensatory Warrants and the Registration Rights Agreement are governed by the laws of the State of New York.
A copy of the Consent and Conversion Agreement and the form of Senior Compensatory Warrants and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2 respectively.
Conversion Agreement On June 5, 2007, CanArgo, CanArgo Limited and Persistency entered into a conditional conversion agreement (the “ Conversion Agreement”). The Conversion Agreement is conditional upon the requisite consents to the CanArgo Conversion being obtained from the holders of the Notes and upon the 6 million shares of Tethys Stock being released from the Tethys Share Pledge (as defined below). Both conditions were satisfied on June 5, 2007 and pursuant to the terms of the Conversion Agreement the conversion shall take place 5 business days from such date. Under the terms of the Conversion Agreement, Persistency agreed to convert its $5 million Subordinated Note into 2 million shares of Tethys Stock at a price of US$2.50 per share to be satisfied by the transfer by CanArgo Limited of such shares of Tethys Stock to Persistency.
In consideration for the conversion of its Subordinated Note, on completion of the CanArgo Conversion Persistency shall be issued with warrants to purchase up to an aggregate of 5 million shares of CanArgo common stock par value US$0.10, at an exercise price of US$1.00 per share (subject to adjustment)(the “Persistency Compensatory Warrants” and together with the Senior Compensatory Warrants the “Compensatory Warrants”). The Persistency Compensatory Warrants are to be issued in a transaction intended to qualify for an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. The Persistency Compensatory Warrants are to be exercisable in whole or in part at any time during the period (the “Exercise Period”) commencing on the next business day following the first anniversary of completion of the CanArgo Conversion and terminating at close of business on September 1, 2009 or shall be exercised on such sooner date at the election of CanArgo and upon at least 30 days prior written notice to the Registered Holder (as defined therein) in the event that: (i) the Manavi M12 well indicates by way of an independent engineering report, sustainable production, if developed, in excess of 7,500 barrels of oil per day or (ii) all the warrants originally issued under the Subordinated NPA are exercised by the holders thereof and the average closing price for the CanArgo common stock on the American Stock Exchange or, if the CanArgo common stock is not then listed for trading on the American Stock Exchange then the Oslo Stock Exchange is above US$2.00 (or its equivalent in NOK, and in any case adjusted for stock dividends, stock split, its reverse split, recapitalization or reorganization) for a period of five consecutive trading days. The Exercise Period may also be extended by the CanArgo Board of Directors.

The Conversion Agreement, the Persistency Compensatory Warrants and the Registration Rights Agreement are governed by the laws of the State of New York.
A copy of the Conversion Agreement and the form of Persistency Compensatory Warrants and the Registration Rights Agreement are filed herewith as Exhibits 10.3 and 10.4 respectively.
Senior Secured Notes. Payment of all amounts due and payable under the Senior NPA are secured principally by (i) a security interest in all of CanArgo’s assets pursuant to a security agreement dated as of July 25, 2005, among CanArgo and Ingalls & Snyder Value Partners, L.P. together with other Purchasers; (ii) guarantees pursuant to a guaranty agreement dated July 25, 2005 from various subsidiaries of CanArgo; and (iii) a pledge of all of the outstanding capital stock of TPL held by CanArgo Limited (the “Tethys Pledge”).
In connection with the CanArgo Conversion, on June 5, 2007, CanArgo entered into an amendment, consent, waiver and release agreement with the Senior Noteholders to (i) consent to the amend the terms of the Senior NPA to allow the Senior Secured Notes to be convertible into Tethys Stock, (ii) consent to the CanArgo Conversion, and (iii) permit CanArgo Limited to sell any shares of Tethys Stock it owns from time to time provided that CanArgo Limited shall receive a minimum price of US$2.50 for each share of Tethys Stock it sells.
In addition, on June 5, 2007, the Senior Noteholders entered into a certificate of discharge thereby releasing the 6 million shares of Tethys Stock to be issued upon completion of the CanArgo Conversion from the Tethys Share Pledge. A copy of the amendment, consent, waiver and release agreement and the Discharge are attached as Exhibits 10.5 and 10.6 respectively.
Senior Subordinated Notes. In connection with the CanArgo Conversion, on June 5, 2007, CanArgo entered into an amendment, consent, waiver and release agreement with the Subordinated Noteholders to (i) consent to the CanArgo Conversion, (ii) provide that following completion of the CanArgo Conversion the Subordinated Noteholders will no longer have the right to convert all or a portion of their Subordinated Notes into Tethys Stock, (iii) provide that the issue of the Compensatory Warrants to the converting Senior Noteholders will not reset the conversion price of the Subordinated Notes or the exercise price of the warrants issued to the Subordinated Noteholders, and (iii) to permit CanArgo Limited to sell any shares of Tethys Stock it owns from time to time provided that CanArgo Limited shall receive a minimum price of US$2.50 for each share of Tethys Stock it sells. A copy of the amendment, consent, waiver and release agreement is attached as Exhibit 10.7.
12% Subordinated Convertible Guaranteed Notes. In connection with the CanArgo Conversion, on June 5, 2007, CanArgo entered into an amendment, consent, waiver and release agreement with the 12% Noteholders to (i) consent to the CanArgo Conversion, (ii) amend the terms of the indebtedness covenant in the 12% NPA, (iii) provide that the issue of the Compensatory Warrants to the converting Senior Noteholders will not reset the conversion price of the 12% Notes or the exercise price of the warrants issued to the 12% Noteholders, and (iii) to permit CanArgo Limited to sell any shares of Tethys Stock it owns from time to time provided that CanArgo Limited shall receive a minimum price of US$2.50 for each share of Tethys Stock it sells. A copy of the amendment, consent, waiver and release agreement is attached as Exhibit 10.8.
Item 1.02 Termination of a Material Agreement
See Item 1.01 above.
Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities
As disclosed in greater detail in Item 1.01 above, CanArgo has agreed to issue the Compensatory Warrants to certain of the Senior Noteholders and to Persistency in transactions intended to qualify for the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), and Regulation D promulgated thereunder. The Compensatory Warrants are respectively convertible into and exercisable for shares of the common stock of CanArgo, par value US$0.10 per share upon the terms and conditions and at the exercise prices, respectively, as set forth in Item 1.01 above.
Section 7- Regulation FD
Item 7.01 Regulation FD Disclosure
June 5, 2007 — Boston, MA, USA — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) today provided an update on its operations activities in Georgia, in advance of the Annual Meeting of Stockholders to be held on June 5, 2007 at 10:30 a.m. Eastern Standard Time at 16th Floor, 101 Federal, Boston.
The Company previously announced that it was planning to perform a hydraulic acid fracturing of the Cretaceous reservoir in the M12 well on the Manavi oil discovery in order to complete production testing the well. Negotiations are progressing with a number of contractors for the supply of equipment, and it is hoped that a unit will be available for mobilisation to Georgia in September or October this year. In the meantime, pressure build-up by means of down hole gauges is being monitored in order to get accurate formation pressure data for the planned stimulation.
The Kumisi #1 appraisal well to the West Rustavi #16 Cretaceous gas condensate discovery made in Soviet times has reached a current depth of 11,083 feet (3,378 metres) in the Cretaceous. The top of the Cretaceous carbonates were penetrated at approximately 9,450 feet (2,880 metres) some 394 feet (120 metres) high to prognosis. Background gas, heavily gas cut drilling mud, and preliminary log analyses of an intermediate logging run to current TD indicate that the well has encountered potential hydrocarbons. The well is currently preparing to drill ahead and is expected to reach target depth of 12,140 feet (3,700 metres) in June as planned. On completion of drilling and running a liner, it is planned to flow test the well.
Fishing operations continue at the N52 well in the eastern part of the Ninotsminda Field. This Soviet era well, which is located in a relatively un-drained part of the field, never produced due to a complex fish (9,000 feet (2,743 metres) tubing and milling assembly) in the well. A total of 6,850 feet (2,088 metres) of tubing has been recovered so far and on a successful completion of the fishing operation, it is planned to perforate the Middle Eocene reservoir interval and put the well on production.
A copy of CanArgo’s press release providing an operational update is being furnished as Exhibit 99.1.
June 6, 2007 – Boston, MA, USA — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) announced that at its annual meeting of stockholders, the stockholders approved an increase in authorized shares of common stock from 375,000,000 to 500,000,000 and that CanArgo has finalized the conversion of $15 million of its convertible debt into a portion of CanArgo’s interest in Tethys Petroleum Limited, leaving CanArgo with a 29.7% interest in Tethys. The consummation of the conversion of its debt is expected to occur this week.

The Annual Meeting of Stockholders was webcast and until September 6, 2007 can continue to be viewed on the following link: http://www.vcall.com/IC/CEPage.asp?ID=117758
A copy of CanArgo’s press release announcing the results of its Annual Meeting of Shareholders held on June 5, 2007 and the conclusion of the conversion transaction is being furnished as Exhibit 99.2.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act, except as expressly set forth by specific reference in such a filing.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
                (d) Exhibits:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment of the Certificate of Incorporation as filed with the Office of the Secretary of State of the State of Delaware on June 5, 2007

10.1	Consent and Conversion Agreement dated as of June 5, 2007 by and among CanArgo Energy Corporation, CanArgo Limited and the Purchasers party thereto, including the form of the Senior Compensatory Warrants to purchase up to 11,111,111 shares of CanArgo common stock issuable thereunder.

10.2	Registration Rights Agreement dated as of June 5, 2007 by and among CanArgo Energy Corporation and the Purchasers party thereto.

10.3	Conversion Agreement dated as of June 5, 2007 by and among CanArgo Energy Corporation, CanArgo Limited and Persistency, including the form of the Persistency Compensatory Warrants to purchase up to 5 million shares of CanArgo common stock issuable thereunder.

10.4	Registration Rights Agreement dated as of June 5, 2007 by and among CanArgo Energy Corporation and Persistency.

10.5	Amendment, Consent, Waiver and Release Agreement dated June 5, 2007 by and among CanArgo Energy Corporation and the Purchasers party thereto.

Exhibit No.	Exhibit Description

10.6	Certificate of Discharge dated June 5, 2007 between Ingalls & Snyder LLC, Tethys Petroleum Limited and CanArgo Limited.

10.7	Amendment, Consent, Waiver and Release Agreement dated June 5, 2007 by and among CanArgo Energy Corporation and the Purchasers party thereto.

10.8	Amendment, Consent, Waiver and Release Agreement dated June 5, 2007 by and among CanArgo Energy Corporation and Persistency.

99.1	Press Release dated June 5, 2007

99.2	Press Release dated June 6, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: June 11, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary